SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, CLASS B, AND CLASS C
FEBRUARY 28, 1998 PROSPECTUS
SHAREHOLDER MEETING. On or about November 18, 1998, a meeting of the shareholders of Fidelity Advisor Equity Income Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on September 21, 1998 are entitled to vote at the meeting. Included in the proposed management contract modifications is a proposal to revise the fund's current flat management fee structure to a group fee structure that is standard for other comparable Fidelity equity funds. The proposed contract modifications also include a proposal to allow FMR and the trust, on behalf of the fund, to amend the fund's management contract subject to the provisions of Section 15 of the Investment Company Act of 1940. For more detailed information concerning the proposals under consideration, please contact Client Services at 1-800-522-7297 to request a free copy of the proxy statement.
AS OF MAY 28, 1998, Fidelity Advisor Short-Intermediate Municipal Income Fund was merged into Fidelity Advisor Intermediate Municipal Income Fund and shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund became shareholders of Fidelity Advisor Intermediate Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on May 4, 1998. Fidelity Advisor Short-Intermediate Municipal Income Fund ceased to exist and is not offered.
The following information replaces similar information found in "Who May Want to Invest" on page 3.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page 82, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.
The following information replaces similar information for INTERMEDIATE MUNICIPAL INCOME found in "Expenses" on page 8.
MUNICIPAL FUNDS

     Operating Expenses  Class A  Class T  Class B  Class C


INTERMEDIATE      Management fee                         0.39%   0.39%   0.39%   0.39%
MUNICIPAL INCOME

                  12b-1 fee (including 0.25%             0.15%   0.25%   0.90%   1.00%
                  Shareholder Service Fee for Class B
                  and Class C shares)

                  Other expenses (after                  0.36%   0.26%   0.36%   0.36%[A]
                  reimbursement)

                  Total operating expenses               0.90%   0.90%   1.65%   1.75%


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
The following information replaces similar information for EQUITY
INCOME found in "Expenses" on page 9.
EQUITY FUNDS


                            E
                            x
                            a
                            m
                            p
                            l
                            e
                            s

                            Full                                    No
                            Redemption                              Redemption

                            Class A     Class T  Class B   Class C  Class B     Class C

EQUITY INCOME  1 year       $ 68        $ 47     $ 68[A]   $ 29[A]  $ 18        $ 19

               3 years      $ 90        $ 73     $ 85[A]   $ 58     $ 55        $ 58

               5 years      $ 115       $ 100    $ 114[A]  $ 100    $ 94        $ 100

               10 years[B]  $ 184       $ 179    $ 180     $ 217    $ 180       $ 217


[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER
SEVEN YEARS.
The following information replaces similar information for INTERMEDIATE MUNICIPAL INCOME found in "Expenses" on page 11.
MUNICIPAL FUNDS


                               Examples

                               Full Redemption                     No Redemption

                               Class A  Class T  Class B  Class C  Class B  Class C

INTERMEDIATE      1 year       $ 46     $ 36     $ 47[A]  $ 28[A]  $ 17     $ 18
MUNICIPAL INCOME

                  3 years      $ 65     $ 55     $ 62[A]  $ 55     $ 52     $ 55

                  5 years[C]   $ 85     $ 76     $ 81     $ 95     $ 81     $ 95

                  10 years[C]  $ 144    $ 135    $ 140    $ 206    $ 140    $ 206


[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[C] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER FOUR
YEARS.
The following information replaces similar information for INTERMEDIATE MUNICIPAL INCOME found in "Expenses" on page 11.
FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of each fund to the extent that total operating expenses, as a percentage of their respective average net assets, exceed the following rates:





Class A  Effective Date       Class T  Effective Date       Class B  Effective Date       Class C  Effective Date

Intermediate Municipal Income
0.90%   8/30/96               0.90%   5/29/98               1.65%   1/1/96                1.75%   11/1/97


The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 56. Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also co-manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior manager with Legal & General, Limited, from 1981 to 1995. Christine Thompson is Vice President and manager of Advisor Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
   The following information replaces the last paragraph found under the heading "FMR and Its Affiliates" in the "Charter" section on page 57.
   FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
The following information replaces similar information found under the heading "Strategic Income Fund" in "Investment Principles and Risks" on page 59.
The fund invests primarily in debt securities, including lower-quality securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets. The fund also may invest a portion of its assets in convertible securities and common and preferred stocks.
The HIGH YIELD category includes high-yielding, lower-quality securities consisting mainly of U.S. securities. The U.S. GOVERNMENT AND INVESTMENT-GRADE category includes mortgage securities, U.S. Government securities, government agency securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental securities of any quality of issuers located in emerging markets. The FOREIGN DEVELOPED MARKET category includes corporate and governmental securities of any quality of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.
The following information replaces the thirteenth paragraph found under the heading "Other Expenses" in the "Breakdown of Expenses" section beginning on page 69.
In addition, pursuant to each Class B plan, Class B of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class B's average net assets throughout the month. Up to the full amount of the Class B service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.
The following information replaces the fourteenth and fifteenth paragraphs found under the heading "Other Expenses" in the "Breakdown of Expenses" section beginning on page 69.
Class C shares of each fund (except Strategic Opportunities, Mortgage Securities, and Short-Intermediate Municipal Income) have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class C of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.
In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.
For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of the Class C distribution fee and Class C service fee paid by such shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
The following information replaces similar information found in "How to Buy Shares" on page 72.
IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. If there is no account application accompanying this prospectus, call your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001.
The following information supplements the information found under the heading "Finder's Fee" in the "Transaction Details" section on page 80.
Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.
The following information replaces the third paragraph under the heading "Contingent Deferred Sales Charge" in the "Transaction Details" section on page 80.
Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 4.00% (2.00% for the Intermediate-Term Bond Funds) of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.
The following information replaces the fifth paragraph under the heading "Contingent Deferred Sales Charge" in the "Transactions Details" section on page 80.
Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.
The following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 83.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A
SHARES:
5. Purchased for (i) an employee benefit plan that has $25 million or more in plan assets or (ii) an employee benefit plan that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares, or


SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
INSTITUTIONAL CLASS FEBRUARY 28,1998 PROSPECTUS
SHAREHOLDER MEETING. On or about November 18, 1998, a meeting of the shareholders of Fidelity Advisor Equity Income Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on September 21, 1998 are entitled to vote at the meeting. Included in the proposed management contract modifications is a proposal to revise the fund's current flat management fee structure to a group fee structure that is standard for other comparable Fidelity equity funds. The proposed contract modifications also include a proposal to allow FMR and the trust, on behalf of the fund, to amend the fund's management contract subject to the provisions of Section 15 of the Investment Company Act of 1940. For more detailed information concerning the proposals under consideration, please contact Client Services at 1-800-522-7297 to request a free copy of the proxy statement.
AS OF MAY 28, 1998, Fidelity Advisor Short-Intermediate Municipal Income Fund was merged into the corresponding class of Fidelity Advisor Intermediate Municipal Income Fund and shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund became shareholders of Fidelity Advisor Intermediate Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on May 4, 1998. Fidelity Advisor Short-Intermediate Municipal Income Fund ceased to exist and is not offered.
The following information replaces each reference to 1-800-843-3001. If you are investing through a broker-dealer or insurance representative, call 1-800-522-7297. If you are investing through a bank representative, call 1-800-843-3001.
The following information replaces the third paragraph under the heading "FMR and Its Affiliates" in the "Charter" section on page 22. Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), located in Merrimack, New Hampshire, will select certain types of investments for Balanced and Strategic Income. Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, Municipal Income, Intermediate Municipal Income, and Short-Intermediate Municipal Income.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 23. Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also co-manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International, Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior manager with Legal & General, Limited, from 1981 to 1995. Christine Thompson is Vice President and manager of Advisor Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
   The following information replaces the last paragraph found under the heading "FMR and Its Affiliates" in the "Charter" section on page 24.
   FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
The following information replaces the second and fourth paragraphs, respectively, under the heading "Strategic Income Fund" in "Investment Principles and Risks" on page 26.
The fund invests primarily in debt securities including lower-quality securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets. The fund also may invest a portion of its assets in convertible securities and common and preferred stocks.
The HIGH YIELD category includes high-yielding, lower-quality securities consisting mainly of U.S. securities. The U.S. GOVERNMENT AND INVESTMENT-GRADE category includes mortgage securities, U.S. Government securities, government agency securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental securities of any quality of issuers located in emerging markets. The FOREIGN DEVELOPED MARKET category includes corporate and governmental securities of any quality of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.

SUPPLEMENT TO THE FIDELITY STRATEGIC OPPORTUNITIES FUND INITIAL CLASS FEBRUARY 28, 1998 PROSPECTUS
   On September 17, 1998, the Board of Trustees of Fidelity Strategic Opportunities Fund authorized elimination of the fund's 3.50% front-end sales charge. Beginning September 30, 1998, purchases of shares of the fund will not be subject to a sales charge.
   The following information replaces similar information found in the "Expenses" section beginning on page 4.
       SHAREHOLDER TRANSACTION EXPENSES    are charges you may pay
when you buy or sell Initial Class shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.
Sales charge on purchase and     None
reinvested distributions

Deferred sales charge on         None
redemptions

Annual account maintenance fee   $12.00
(for accounts under $2,500)

       EXAMPLES:    Let's say, hypothetically, that Initial Class's
annual return is 5% and that your shareholder transaction expenses and Initial Class's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $ 8

3 years   $ 25

5 years   $ 43

10 years  $ 95

       T   HESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE
NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.
   The following information replaces the last paragraph found under the heading "FMR and Its Affiliates" in the "Charter" section on page 10.
   FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
   The following information replaces similar information found in the "How to Buy Additional Shares" section on page 18.
       THE PRICE TO BUY ONE SHARE    of Initial Class is the class's
net asset value per share (NAV). Initial Class shares are sold without a sales charge.
   Your shares will be purchased at the next NAV calculated after your
investment is received in proper form. Initial Class's NA    V is
normally    calculated each business day at 4:00 p.m. Eastern
time.
   The following information found in the "Transaction Details" section on page 26 is no longer applicable.
THE OFFERING PRICE    of Initial Class is its NAV divided by the
difference between one and the applicable front-end sales charge
percentage. The maximum front-end sales cha    rge is 3.50% of the
offering price.
   Due to the elimination of the sales charge the section entitled "Sales Charge Reductions and Waivers" beginning on page 29 is no longer applicable.

SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS:
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
FEBRUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION
(1) IN EACH OF "INVESTMENT LIMITATIONS OF BALANCED FUND," "INVESTMENT LIMITATIONS OF HIGH YIELD FUND," "INVESTMENT LIMITATIONS OF MORTGAGE SECURITIES FUND," "INVESTMENT LIMITATIONS OF GOVERNMENT INVESTMENT FUND," AND INVESTMENT LIMITATIONS OF SHORT FIXED-INCOME FUND" FOUND ON PAGES 13, 15, 17, 18, AND 20, RESPECTIVELY.
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
THE FOLLOWING INFORMATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION
(5) IN "INVESTMENT LIMITATIONS OF GOVERNMENT INVESTMENT FUND" FOUND ON
PAGE 18.
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION FOUND ON PAGE 36. SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE
SAI.
SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of eastern Europe and north Asia.
Russia has had a long history of political and economic turbulence. The U.S.S.R. lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1996 dropped to 23%, down from 131% in 1995. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996. On the other hand, however, GDP fell by 6% following 1995's 4% fall, while industrial production was down by 5% and real investment dropped by approximately 19%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
While Russia is widely believed to be one of the most risky markets in eastern Europe, it is also recognized for its potential for positive returns. In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the market has been essentially liquidity driven and concentrated in a very few of the country's largest companies. At just $65 billion, the total capitalization of the stock market accounts for just 12 percent of GDP. The majority of investors in Russian equities are small and medium-sized US hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depositary receipts while six big firms have issued securities in the form of Russian depositary certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
   THE FOLLOWING INFORMATION REPLACES THE FIFTH PARAGRAPH FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION ON PAGE 48.
   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use research services of the brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan) LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 108.
Balanced may compare its performance to that of the Fidelity Balanced Composite Benchmark which is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indices are used to calculate the Fidelity Balanced Composite Benchmark: equity - the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks; and bond - the Lehman Brothers Aggregate Bond Index, a benchmark of investment-grade bonds. The index weightings of the Fidelity Balanced Composite Benchmark are rebalanced monthly.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" BEGINNING ON PAGE 110.
CLASS A SHARES ONLY
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) and accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;
5. to shares purchased for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets; or
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" BEGINNING ON PAGE 111.
CLASS T SHARES ONLY
5. to shares purchased for an employee benefit plan (as defined by ERISA (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly, Keogh/H.R. 10 plans), but including 403(b) programs));
6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
STRATEGIC OPPORTUNITIES: INITIAL CLASS ONLY
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that qualified for exemption (1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and
(ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION UNDER THE HEADING "FINDER'S FEE" IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 113.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares, as applicable that have been held for the longest period of time.
With respect to employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA), the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION ON PAGE 117.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 121.
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1997, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Aggregate Compensation from   J. Gary            Ralph     Phyllis   Richard                         Robert
a FundA                       Burkhe             F.        Burke     J. Flynn                        M.
                              ad(double dagger)  Cox       Davis     (double dagger)(double dagger)  Gates

TechnoQuant Growth**,B        $ 0                $ 8       $ 8       $ 0                             $ 5

International                  0                  20        20        0                               17
Capital
AppreciationB,++

Overseas*,B,C                  0                  481       471       64                              121

MidCap**,B                     0                  144       141       6                               66

Equity Growth**,B,D,N          0                  2,067     2,022     127                             783

Growth                         0                  7,159     7,008     860                             5,170
Opportunities **,B,E,N,O

Strategic Opportunities**,B    0                  265       259       0                               170

Large Cap**,B                  0                  24        24        1                               11

Growth &                       0                  23        23        0                               16
Income**,B

Equity                         0                  1,202     1,177     66                              965
Income**,B,F,N

Balanced*,B,G,N                0                  1,236     1,209     178                             839

Emerging                       0                  49        48        0                               33
Markets
Income***,B

High Yield*,B,H,N              0                  1,013     991       123                             729

Strategic                      0                  67        66        0                               45
Income***,B

Mortgage                       0                  204       199       82                              98
Securities*,B,I,P

Government Investment*,B,J     0                  92        90        15                              57

Intermediate Bond**,B,K        0                  197       193       13                              151

Short Fixed-                   0                  166       161       25                              109
Income*,B,L

Municipal                      0                  200       195       30                              131
Income*,B,M

Municipal Bond***,B            0                  395       386       0                               326

Intermediate                   0                  27        27        2                               21
Municipal
Income**,B

Short-                         0                  11        11        1                               8
Intermediate Municipal
Income**,B

TOTAL                          0                  214,500   210,000   0                               176,000
COMPENSATION FROM THE FUND
COMPLEX+,A


COMPENSATION TABLE



Aggregate
Compensation
from            Edward C.          E.        Donald    Peter                 William
a FundA         Johnson            Bradley   J.        S.                    O. McCoy
                3d(double dagger)  Jones     Kirk      Lynch(double dagger)  (double dagger)(double dagger)(double dagger)

TechnoQuant
Growth**,B      $ 0                $ 8       $ 8       $ 0                   $ 5

International   0                  20        20        0                     20
Capital
AppreciationB,++

Overseas*,B,C    0                  474       474       0                     260

MidCap**,B       0                  142       142       0                     94

Equity
Growth**,B,D,N   0                  2,038     2,038     0                     1,110

Growth           0                  7,060     7,060     0                     7,213
Opportunities
**,B,E,N,O

Strategic
Opportunities
**,B             0                  261       261       0                     227

Large Cap**,B    0                  24        24        0                     16

Growth &         0                  23        23        0                     16
Income**,B

Equity           0                  1,186     1,186     0                     1,237
Income**,B,F,N

Balanced*,B,G,N  0                  1,219     1,219     0                     1,232

Emerging         0                  49        49        0                     42
Markets
Income***,B

High
Yield*,B,H,N     0                  998       998       0                     1,021

Strategic        0                  66        66        0                     57
Income***,B

Mortgage         0                  200       200       0                     202
Securities*,
B,I,P

Government
Investment
*,B,J            0                  91        91        0                     90

Intermediate
Bond**,B,K       0                  194       194       0                     202

Short Fixed-     0                  164       164       0                     164
Income*,B,L

Municipal        0                  197       197       0                     197
Income*,B,M

Municipal
Bond***,B        0                  389       389       0                     404

Intermediate     0                  27        27        0                     28
Municipal
Income**,B

Short-           0                  11        11        0                     11
Intermediate
Municipal
Income**,B

TOTAL            0                  211,500   211,500   0                     214,500
COMPENSATION FROM THE FUND
COMPLEX+,A


COMPENSATION TABLE

Aggregate Compensation from   Gerald C.   Edward H.                       Marvin    Robert   Thomas
a FundA                       McDono      Malone                          L.        C.       R.
                              ugh         (double dagger)(double dagger)  Mann      Pozen    Williams

TechnoQuant Growth**,B        $ 10        $ 0                             $ 8       $ 0      $ 8

International                  25          0                               20        0        20
Capital
AppreciationB,++

Overseas*,B,C                  575         66                              481       0        478

MidCap**,B                     175         6                               144       0        144

Equity Growth**,B,D,N          2,506       123                             2,067     0        2,069

Growth                         8,573       929                             7,159     0        7,115
Opportunities **,B,E,N,O

Strategic Opportunities**,B    326         0                               265       0        265

Large Cap**,B                  29          1                               24        0        24

Growth &                       29          0                               23        0        23
Income**,B

Equity                         1,460       64                              1,202     0        1,203
Income**,B,F,N

Balanced*,B,G,N                1,470       198                             1,236     0        1,227

Emerging                       61          0                               49        0        49
Markets
Income***,B

High Yield*,B,H,N              1,212       132                             1,013     0        1,006

Strategic                      83          0                               67        0        67
Income***,B

Mortgage                       235         68                              204       0        204
Securities*,B,I,P

Government Investment*,B,J     105         14                              92        0        91

Intermediate Bond**,B,K        239         13                              197       0        197

Short Fixed-                   197         28                              166       0        165
Income*,B,L

Municipal                      237         34                              200       0        198
Income*,B,M

Municipal Bond***,B            486         0                               395       0        395

Intermediate                   33          2                               27        0        27
Municipal
Income**,B

Short-                         13          1                               11        0        11
Intermediate Municipal
Income**,B

TOTAL                          264,500     0                               214,500   0        214,500
COMPENSATION FROM THE FUND
COMPLEX+,A


* Fiscal year ended October 31.
** Fiscal year ended November 30.
*** Fiscal year ended December 31.
(double dagger) Interested trustees of each fund and Mr. Burkhead are compensated by FMR.
(double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board for the funds. Mr. McCoy was appointed to the Board of Trustees of Advisor Series II, III, IV, V, VI, Income Fund, and Municipal Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Advisor Series I, VII, and VIII on July 16, 1997, September 17, 1997, and June 18, 1997, respectively.
+ Information is as of December 31, 1997 for 230 funds in the complex. ++ Figures presented are estimates for the fund's first fiscal year end October 31, 1998.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000, and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $12, Phyllis Burke Davis, $12, Robert M. Gates, $0, Richard J. Flynn, $0, E. Bradley Jones, $12, Donald J. Kirk, $12, William O. McCoy, $0, Gerald C. McDonough, $12, Edward H. Malone, $12, Marvin L. Mann, $12, and Thomas R. Williams, $12.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $925, Phyllis Burke Davis, $925, Robert M. Gates, $330, Richard
J. Flynn, $0, E. Bradley Jones, $925, Donald J. Kirk, $925, William O. McCoy, $330, Gerald C. McDonough, $1,078, Edward H. Malone, $4, Marvin
L. Mann, $925, and Thomas R. Williams, $925.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3,130, Phyllis Burke Davis, $3,130, Richard J. Flynn, $0, Robert
M. Gates, $2,446, E. Bradley Jones, $3,130, Donald J. Kirk, $3,130, William O. McCoy, $3,044, Gerald C. McDonough, $3,624, Edward H. Malone, $165, Marvin L. Mann, $3,130, and Thomas R. Williams, $3,130. F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $541, Phyllis Burke Davis, $541, Richard J. Flynn, $0, Robert M. Gates, $454, E. Bradley Jones, $541, Donald J. Kirk, $541, William O. McCoy, $552, Gerald C. McDonough, $631, Edward H. Malone, $2, Marvin
L. Mann, $541, and Thomas R. Williams, $541.
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $535, Phyllis Burke Davis, $535, Richard J. Flynn, $0, Robert M. Gates, $397, E. Bradley Jones, $535, Donald J. Kirk, $535, William O. McCoy, $508, Gerald C. McDonough, $617, Edward H. Malone, $41, Marvin
L. Mann, $535, and Thomas R. Williams, $535.
H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $442, Phyllis Burke Davis, $442, Richard J. Flynn, $0, Robert M. Gates, $345, E. Bradley Jones, $442, Donald J. Kirk, $442, William O. McCoy, $430, Gerald C. McDonough, $512, Edward H. Malone, $23, Marvin
L. Mann, $442, and Thomas R. Williams, $442.
I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, William O. McCoy, $0, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $4, Phyllis Burke Davis, $4, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $4, Donald J. Kirk, $4, William O. McCoy, $0, Gerald C. McDonough, $4, Edward H. Malone, $4, Marvin L. Mann, $4, and Thomas R. Williams, $4.
K The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1, Phyllis Burke Davis, $1, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $1, Donald J. Kirk, $1, William O. McCoy, $0, Gerald C. McDonough, $1, Edward H. Malone, $1, Marvin L. Mann, $1, and Thomas R. Williams, $1.
L The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, William O. McCoy, $0, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
M The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $7, Phyllis Burke Davis, $7, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $7, Donald J. Kirk, $7, William O. McCoy, $0, Gerald C. McDonough, $7, Edward H. Malone, $7, Marvin L. Mann, $7, and Thomas R. Williams, $7.
N For the fiscal period ended in 1997, certain of the non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Equity Growth (Cox, $870, Malone, $119, Mann, $870, Williams, $767); Growth Opportunities (Cox, $3,178, Malone, $764, Mann, $3,178, Williams, $2,464); Equity Income (Cox, $502, Malone, $62, Mann, $502, Williams, $449); Balanced (Cox, $557, Malone, $157, Mann, $557, Williams $410); and High Yield (Cox, $450, Malone, $109, Mann, $450, Williams, $348).
O Aggregate compensation from Growth Opportunities for the one month period ended November 30, 1997: J. Gary Burkhead, $0, Ralph F. Cox, $697, Phyllis Burke Davis, $697, Richard J. Flynn, $0, Robert M. Gates, $688, Edward C. Johnson 3d, $0, E. Bradley Jones, $697, Donald
J. Kirk, $697, Peter S. Lynch, $0, William O. McCoy, $688, Gerald C. McDonough, $851, Edward H. Malone, $14, Marvin L. Mann, $697, Robert
C. Pozen, $0, and Thomas R. Williams, $697.
P Aggregate compensation from Mortgage Securities for the three month period ended October 31, 1997: J. Gary Burkhead, $0, Ralph F. Cox, $51, Phyllis Burke Davis, $51, Richard J. Flynn, $0, Robert M. Gates, $51, Edward C. Johnson 3d, $0, E. Bradley Jones, $51, Donald J. Kirk, $51, Peter S. Lynch, $0, William O. McCoy, $51, Gerald C. McDonough, $63, Edward H. Malone, $0, Marvin L. Mann, $51, Robert C. Pozen, $0, and Thomas R. Williams, $51.
THE FOLLOWING INFORMATION SUPPLEMENTS THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 127.
The following fee schedule is the current fee schedule for High Yield, Mortgage Securities, Government Investment and Short Fixed-Income, and replaces the similar information for each fund on pages 129 and 130.
GROUP FEE RATE SCHEDULE       EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

This fee schedule was approved by the shareholders of High Yield, Mortgage Securities, Government Investment and Short Fixed-Income. THE FOLLOWING CHART REPLACES THE SIMILAR CHART FOUND IN THE
"MANAGEMENT CONTRACTS" SECTION ON PAGE 128.

FUND                     DATE OF MANAGEMENT CONTRACT  DATE OF SHAREHOLDER APPROVAL

TechnoQuant Growth        12/1/96                      12/23/96*

International Capital     10/16/97                     10/31/97*
Appreciation

Overseas                  10/31/97                     9/17/97

Mid Cap                   1/18/96                      1/18/96*

Equity Growth             8/1/97                       7/16/97

Growth Opportunities      2/28/98                      7/16/97

Strategic Opportunities   2/28/98                      6/18/97

Large Cap                 1/18/96                      1/18/96*

Growth & Income           12/1/96                      12/23/96*

Equity Income             8/1/86                       7/23/86

Balanced                  6/1/98                       5/13/98

Emerging Markets          7/1/97                       6/18/97
Income

High Yield                6/1/98                       5/13/98

Strategic Income          10/31/97                     6/18/97

Mortgage Securities       8/1/98                       7/15/98

Government Investment     6/1/98                       5/13/98

Intermediate Bond         1/1/95                       12/14/94

Short Fixed-Income        6/1/98                       5/13/98

Municipal Income          12/1/94                      11/16/94

Municipal Bond            1/1/94                       12/15/93

Intermediate Municipal    7/1/95                       6/14/95
Income

Short-Intermediate        7/1/95                       6/14/95
Municipal Income


* Approved by FMR, then the sole shareholder of the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 133.
The individual fund fee rates for each fund (except Equity Income) are set forth in the following chart. Based on the average group net assets of the funds advised by FMR for December 1997 the annual basic fee rate would be calculated as follows:

                         GROUP FEE RATE       INDIVIDUAL FUND       BASIC FEE RATE
                                              FEE RATE

TechnoQuant Growth        0.2942%        +     0.30%           =    0.5942%

International Capital     0.2942%        +     0.45%           =    0.7442%
Appreciation*

Overseas                  0.2942%        +     0.45%           =    0.7442%

Mid Cap                   0.2942%        +     0.30%           =    0.5942%

Equity Growth             0.2942%        +     0.30%           =    0.5942%

Growth Opportunities      0.2942%        +     0.30%           =    0.5942%

Strategic Opportunities   0.2942%        +     0.30%           =    0.5942%

Large Cap                 0.2942%        +     0.30%           =    0.5942%

Growth & Income           0.2942%        +     0.20%           =    0.4942%

Balanced                  0.2942%        +     0.15%           =    0.4442%

Emerging Markets          0.1372%        +     0.55%           =    0.6872%
Income

High Yield                0.1372%        +     0.45%           =    0.5872%

Strategic Income          0.1372%        +     0.45%           =    0.5872%

Mortgage Securities       0.1372%        +     0.30%           =    0.4372%

Government Investment     0.1372%        +     0.30%           =    0.4372%

Intermediate Bond         0.1372%        +     0.30%           =    0.4372%

Short Fixed-Income        0.1372%        +     0.30%           =    0.4372%

Municipal Income          0.1372%        +     0.25%           =    0.3872%

Municipal Bond            0.1372%        +     0.25%           =    0.3872%

Intermediate Municipal    0.1372%        +     0.25%           =    0.3872%
Income

Short-Intermediate        0.1372%        +     0.25%           =    0.3872%
Municipal Income


* Estimated
THE FOLLOWING INFORMATION REPLACES THE SECOND, FOURTH, FIFTH, AND SIXTH PARAGRAPHS FOUND UNDER THE HEADING "DISTRIBUTION AND SERVICE PLANS" BEGINNING ON PAGE 137.
Pursuant to the Class A Plans, FDC is paid a distribution fee as a percentage of Class A's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced (the Equity Funds); and up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Mortgage Securities, and Municipal Income (the Bond Funds), Intermediate Bond and Intermediate Municipal Income (the Intermediate-Term Bond Funds), and Short-Intermediate Municipal Income and Short Fixed-Income (the Short-Term Bond Funds). Pursuant to the Class T Plans, FDC is paid a distribution fee as a percentage of Class T's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Equity Growth, Mid Cap, Large Cap, Growth & Income, and Equity Income; up to 0.65% for each of Overseas, Growth Opportunities, Strategic Opportunities, and Balanced; up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Intermediate Bond, Mortgage Securities, Government Investment, Municipal Income, Short-Intermediate Municipal Income, and Intermediate Municipal Income; and up to 0.15% for Short Fixed-Income. Pursuant to the Class B Plans, FDC is paid a distribution fee as a percentage of Class B's average net assets at an annual rate of up to 0.75% for each fund with Class B shares. Pursuant to the Class C Plans, FDC is paid a distribution fee as a percentage of Class C's average net assets at an annual rate of up to 0.75% for each fund with Class C shares. For the purpose of calculating the distribution fees, average net assets are determined at the close of business on each day throughout the month, but excluding assets attributable to Class T shares of Equity Income purchased more than 144 months prior to such day and to Class B shares of Equity Income purchased more than 144 months prior to such day.
Currently, up to the full amount of distribution fees paid by Class A and Class T may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.
Currently, the full amount of distribution fees paid by Class B is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.
Currently, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. After the first year of investment, up to the full amount of distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.
THE FOLLOWING TABLES REPLACE THE TABLES SHOWING DISTRIBUTION FEES AND, FOR CLASS B AND CLASS C, SERVICE FEES, PAID BY CLASS A, CLASS T, CLASS B, AND CLASS C, RESPECTIVELY, FOUND ON PAGES 139-141 IN THE "DISTRIBUTION AND SERVICE PLANS" SECTION.
The table below shows the distribution fees paid by Class A for the fiscal years ended 1997.
CLASS A DISTRIBUTION FEES
     1997

FUND                     FEES PAID   PAID BY FDC TO   RETAINED BY
                         TO FDC      INVESTMENT       FDC****
                                     PROFESSIONALS

TechnoQuant Growth       $ 9,431     $ 9,265          $ 166

Overseas                  6,465       6,238            227

Mid Cap                   6,575       6,326            249

Equity Growth             36,449      36,286           163

Growth Opportunities      28,348+     28,141+          207+

Growth Opportunities      153,641++   153,641++        0++

Strategic Opportunities   2,516***    2,255***         261***

Large Cap                 3,619       3,142            477

Growth & Income           6,421       6,256            165

Equity Income             32,093      32,089           4

Balanced                  10,612      10,344           268

Emerging Markets          1,903       1,718            185
Income

High Yield                29,386      29,364           22

Strategic Income          2,600       2,450            150

Mortgage Securities       600*        565*             35*

Mortgage Securities       530**       482**            48**

Government Investment     1,086       945              141

Intermediate Bond         3,177       3,056            121

Short Fixed-Income        4,666       4,666            0

Municipal Income          2,810       2,723            87

Intermediate Municipal    521         358              163
Income

Short-Intermediate        523         372              151
Municipal Income

 + For the fiscal period November 1, 1997 through November 30, 1997. ++ For the fiscal period November 1, 1996 through October 31, 1997.
* For the fiscal period August 1, 1997 through October 31, 1997.
** For the fiscal period March 3, 1997 through July 31, 1997.
*** For the fiscal period January 1, 1997 through November 30, 1997. **** Amounts represent fees paid to FDC but not yet reallowed to investment professionals as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to investment professionals. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
The table below shows the distribution fees paid by Class T for the fiscal years ended 1997.
CLASS T DISTRIBUTION FEES
                         1997

FUND                     FEES PAID      PAID BY FDC TO  RETAINED BY
                         TO FDC         INVESTMENT      FDC****
                                        PROFESSIONALS

TechnoQuant Growth       $ 59,373       $ 58,479        $ 894

Overseas                  5,557,206      5,466,383       90,823

Mid Cap                   1,333,963      1,224,468       109,495

Equity Growth             19,297,519     19,090,886      206,633

Growth Opportunities      8,369,900+     8,200,499+      169,401+

Growth Opportunities      86,243,939++   85,413,638++    830,301++

Strategic Opportunities   2,266,860***   2,222,675***    44,185***

Large Cap                 179,058        176,655         2,403

Growth & Income           254,429        254,073         356

Equity Income             9,635,902      9,452,123       183,779

Balanced                  14,548,840     14,388,949      159,891

Emerging Markets          230,572        207,314         23,258
Income

High Yield                4,929,860      4,878,524       51,336

Strategic Income          276,410        273,944         2,466

Mortgage Securities       8,099*         3,787*          4,312*

Mortgage Securities       2,602**        1,400**         1,202**

Government Investment     427,659        414,018         13,641

Intermediate Bond         655,179        632,537         22,642

Short Fixed-Income        570,695        561,631         9,064

Municipal Income          1,062,341      1,051,649       10,692

Intermediate Municipal    127,082        124,865         2,217
Income

Short-Intermediate        37,068         36,623          445
Municipal Income

+ For the fiscal period November 1, 1997 through November 30, 1997. ++ For the fiscal period November 1, 1996 through October 31, 1997.
* For the fiscal period August 1, 1997 through October 31, 1997.
** For the fiscal period March 3, 1997 through July 31, 1997.
*** For the fiscal period January 1, 1997 through November 30, 1997. **** Amounts represent fees paid to FDC but not yet reallowed to investment professionals as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to investment professionals. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
The table below shows the distribution fees and the shareholder service fees paid by Class B for the fiscal years ended 1997.
CLASS B DISTRIBUTION FEES AND SHAREHOLDER SERVICE FEES

                         1997

FUND                     DISTRIBUTION  RETAINED BY   SHAREHOLDER   PAID BY FDC     RETAINED BY
                         FEES PAID     FDC*****      SERVICE FEES  TO INVESTMENT   FDC****
                         TO FDC                      PAID TO FDC   PROFESSIONALS

TechnoQuant Growth       $ 44,157      $ 44,157      $ 14,718      $ 14,625        $ 93

Overseas                  215,984       215,984       71,995        71,995          0

Mid Cap                   325,966       325,966       108,656       108,656         0

Equity Growth             217,770      217,770        72,590        72,590          0

Growth Opportunities      247,111+      247,111+      82,370+       81,953+         417+

Growth Opportunities      844,796++     844,796++     281,598++     281,598++       0++

Strategic Opportunities   683,989***    683,989***    227,996***    227,107***      889***

Large Cap                 120,477       120,477       40,162        39,938          224

Growth & Income           88,496        88,496        29,498        29,498          0

Equity Income             4,395,816     4,395,816     1,465,270     1,461,265       4.005

Balanced                  47,252        47,252        15,751        15,407          344

Emerging Markets          144,517       144,517       55,579        55,579          0
Income

High Yield                2,991,471     2,991,471     1,150,565     1,150,565       0

Strategic Income          295,764       295,764       113,756       113,256         500

Mortgage Securities       1,950*        1,950*        749*          689*            60*

Mortgage Securities       994**         994**         380**         291**           89**

Government Investment     112,488       112,488       43,269        42,928          341

Intermediate Bond         127,539       127,539       49,049        48,705          344

Municipal Income          259,150       259,150       99,673        99,539          134

Intermediate Municipal    48,596        48,596        18,691        18,629          62
Income


+ For the fiscal period November 1, 1997 through November 30, 1997.
++ For the fiscal period November 1, 1996 through October 31, 1997.
* For the fiscal period August 1, 1997 through October 31, 1997.
** For the fiscal period March 3, 1997 through July 31, 1997.
*** For the fiscal period January 1, 1997 through November 30, 1997. **** Amounts represent fees paid to FDC but not yet reallowed to investment professionals as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to investment professionals. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.
***** Amounts are retained by FDC for use in its capacity as distributor.
The table below shows the distribution fees and the shareholder service fees paid by Class C for the fiscal years ended 1997. (Class C shares were not offered prior to November 3, 1997.)
CLASS C DISTRIBUTION FEES AND SHAREHOLDER SERVICE FEES

                         1997

FUND                                   PAID BY FDC     RETAINED  SHAREHOLDER   PAID BY FDC     RETAINED BY
                         DISTRIBUTION  TO INVESTMENT   BY FDC*   SERVICE FEES  TO INVESTMENT   FDC*
                         FEES PAID     PROFESSIONALS             PAID TO FDC   PROFESSIONALS
                         TO FDC

TechnoQuant Growth       $ 8           $ 0             $ 8       $ 2           $ 0             $ 2

Mid Cap                   84            0               84        28            0               28

Equity Growth             281           0               281       94            0               94

Growth Opportunities      1,701         0               1,701     567           0               567

Large Cap                 12            0               12        2             0               2

Growth & Income           113           0               113       38            0               38

Equity Income             192           0               192       64            0               64

Emerging Markets          35            0               35        12            0               12
Income

Strategic Income          354           0               354       118           0               118

Intermediate Bond         41            0               41        14            0               14

Intermediate Municipal    4             0               4         2             0               2
Income


* Amounts are retained by FDC for use in its capacity as distributor. THE FOLLOWING INFORMATION REPLACES THE SEVENTH PARAGRAPH FOUND UNDER "CONTRACTS WITH FMR AFFILIATES" ON PAGE 144.
Each of the taxable funds has entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH OF THE "SHAREHOLDER AND TRUSTEE LIABILITY" SECTION FOUND UNDER "DESCRIPTION OF THE TRUSTS" ON PAGE 153.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust (except for Fidelity Advisor Series II and Fidelity Income Fund) provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Fidelity Advisor Series II's and Fidelity Income Fund's Declaration of Trust provides that each trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
THE FOLLOWING INFORMATION REPLACES THE "VOTING RIGHTS" SECTION FOUND UNDER "DESCRIPTION OF THE TRUSTS" ON PAGE 153.
VOTING RIGHTS   .     Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive rights, and Class A, Class T, Class C, Institutional Class, and Initial Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or class of a fund may, as set forth in the Declaration of Trust, call meetings of a trust, fund or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust (except Fidelity Advisor Series II and Fidelity Income Fund) or fund (except Balanced, Government Investment, High Yield, Mortgage Securities, Short Fixed-Income, and Strategic Income) may be terminated upon the sale of their assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the funds or trusts. Fidelity Advisor Series II and Fidelity Income Fund or any of their respective funds may be terminated upon sale of their assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of their assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees of Fidelity Advisor Series II and Fidelity Income Fund may, however, reorganize or terminate each trust or any fund without prior shareholder approval. If not so terminated, each trust and fund will continue indefinitely. Each fund (except Equity Income and Municipal Bond) may invest all of their assets in another investment company.
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" ON PAGE 111.
CLASS A SHARES ONLY
5. to shares purchased for (i) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOUND UNDER THE HEADING "FINDER'S FEE" IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 113.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund will not be considered "eligible purchases."
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE SIXTH PARAGRAPH FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" ON PAGE 138.
Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

SUPPLEMENT TO THE FIDELITY ADVISOR SMALL CAP FUND
CLASS A, CLASS T, CLASS B, AND CLASS C
SEPTEMBER 6, 1998
PROSPECTUS
   The following information replaces the last paragraph found under the heading "FMR and Its Affiliates" in the "Charter" section on page 6.
   FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

SUPPLEMENT TO THE FIDELITY ADVISOR SMALL CAP FUND
INSTITUTIONAL CLASS
SEPTEMBER 6, 1998 PROSPECTUS
   The following information replaces the last paragraph found under the heading "FMR and Its Affiliates" in the "Charter" section on page 5.
   FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

SUPPLEMENT TO THE FIDELITY ADVISOR SMALL CAP FUND
CLASS A, CLASS T, CLASS B, CLASS C,
AND INSTITUTIONAL CLASS
SEPTEMBER 6, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES THE TENTH PARAGRAPH FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION ON PAGE 12.
   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use research services of the brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan) LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.